Exhibit T3A.2.103

[LOGO]	Prescribed by J. Kenneth Blackwell Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)
www.state.oh.us/sos
e-mail: busserv@sos.state.oh.us

Expedite this Form: (Select One)
Mail Form to one of the Following:
☒ Yes	PO Box 1390
Columbus, OH, 43216
***Requires an additional fee of $100***
☐ No	PO Box 670
Columbus, OH 43216

2003 APR 14 PM 12:03

INITIAL ARTICLES OF INCORPORATION
(For Domestic Profit or Non-Profit)
Filing Fee $125.00

THE UNDERSIGNED HEREBY STATES THE FOLLOWING:

(CHECK ONLY ONE (1) BOX)

(1) ☒	Articles of Incorporation Profit	(2) ☐	Articles of Incorporation Non-Profit	(3) ☐	Articles of Incorporation Professional (170-ARP)
(113-ARF)		(114-ARN)			Profession
ORC 1701		ORC 1702			ORC 1785

Complete the general information in this section for the box checked above.

Name of Corporation	Envision Pharmaceutical Services, Inc.

Location	Aurora	Portage
	(City)	(County)

Effective Date	4/15/03	Date specified can be no more than 90 days after date of filing.
(mm/dd/yyyy)

☐ Check here if additional provisions are attached

Complete the information in this section if box (2) or (3) is checked. Completing this section is optional if box (1) is checked.
Purpose for which corporation is formed
To engage in any lawful act or activity for which corporations may be formed under Section 1701.01 to 1701.98, inclusive, of the Ohio Revised Code.

Complete the information in this section if box (1) or (3) is checked.

The number of shares which the corporation is authorized to have outstanding (Please state if shares are common or preferred and their par value if any)
	1,000	Common	No par
	(No. of Shares)	(Type)	(Par Value)

(Refer to instructions if needed)

Completing the information in this section is optional

The following are the names and addresses of the individuals who are to serve as initial Directors.

(Name)

(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

(City)	(State)	(Zip Code)

(Name)

(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

(City)	(State)	(Zip Code)

(Name)

(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

(City)	(State)	(Zip Code)

REQUIRED
Must be authenticated (signed) by an authorized	/s/ Ronald B. Salupo	4/11/03
representative	Authorized Representative	Date
(See Instructions)

Ronald B. Salupo
Print Name

	Authorized Representative	Date

Print Name

	Authorized Representative	Date

Print Name

Complete the information in this section if box (1) (2) or (3) is checked.

ORIGINAL APPOINTMENT OF STATUTORY AGENT

The undersigned, being at least a majority of the incorporators of Envision Pharmaceutical Services, Inc. hereby appoint the following to be statutory agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is

Ronald B. Salupo
(Name)
75 Barrington Town Square Drive, Unit 52
(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

Aurora	, Ohio	44202
(City)		(Zip Code)

Must be authenticated by an authorized representative	/s/ Ronald B. Salupo	4/11/03
	Authorized Representative	Date

	Authorized Representative	Date

	Authorized Representative	Date

ACCEPTANCE OF APPOINTMENT

The Undersigned,	Ronald B. Salupo		, named herein as the
Statutory agent for,	Envision Pharmaceutical Services, Inc.
, hereby acknowledges and accepts the appointment of statutory agent for said entity.

	Signature:	/s/ Ronald B. Salupo
(Statutory Agent)

UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF SECRETARY OF STATE

I, Jon Husted, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State.

[LOGO]	Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 26th day of November, A.D. 2018. Ohio Secretary of State
/s/ Jon Husted

Validation Number: 201833004058

DATE: 10/29/2013	DOCUMENT ID 201330200361	DESCRIPTION CONVERSION WITHIN SOS RECORDS (CVS)	FILING 125.00	EXPED 300.00	PENALTY	CERT .00	COPY .00

Receipt
This is not a bill. Please do not remit payment.

BAKER & HOSTETLER LLP
ATTN: SONIA K. LOWE, PARALEGAL
65 E. STATE STREET, SUITE 2100
COLUMBUS, OH 43215

STATE OF OHIO
CERTIFICATE

Ohio Secretary of State, Jon Husted

1381411

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

ENVISION PHARMACEUTICAL SERVICES, LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
CONVERSION WITHIN SOS RECORDS	201330200361

Effective Date: 11/04/2013

CHANGE BUSINESS TYPE DOM. PROFIT LIM. LIAB. CO.

[SEAL] United States of America State of Ohio Office of the Secretary of State	Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 29th day of October, A.D. 2013.
/s/ Jon Husted
Ohio Secretary of State

[LOGO]	Form 700 Prescribed by: JON HUSTED Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: (877) SOS-FILE (767-3453) www.OhioSecretaryofState.gov Busserv@OhioSecretaryofState.gov

Makes checks payable to Ohio Secretary of State

Mail this form to one of the following:

Regular Filing (non expedite)
P.O. Box 1329
Columbus, OH 43216

Expedite Filing (Two-business day processing
time requires an additional $100.00).
P.O. Box 1390
Columbus, OH 43216

Certificate for Conversion for Entities Converting
Within or Off the Records of the Ohio Secretary of State
Filing Fee: $125

(CHECK ONLY ONE (1) BOX)

(1) ☒	Converting Within The Records of the Ohio Secretary of State	(2) ☐	Converting Off The Records of the Ohio Secretary of State (187-VXX)

Name of the converting entity	Envision Pharmaceutical Services, Inc.

Jurisdiction of Formation	Ohio

Charter/Registration Number	1381411

The converting entity is a:
(Check Only (1) One Box)

☒	Domestic Corporation (For-Profit or Nonprofit)	☐	Partnership

☐	Foreign Corporation (For-Profit or Nonprofit)	☐	Domestic Limited Partnership

☐	Domestic Nonprofit Limited Liability Company	☐	Foreign Limited Partnership

☐	Foreign Nonprofit Limited Liability Company	☐	Domestic Limited Liability Partnership

☐	Domestic For-Profit Limited Liability Company	☐	Foreign Limited Liability Partnership

☐	Foreign For-Profit Limited Liability Company

The converting entity hereby states that it has complied with all laws in the jurisdiction under which it exists and that those laws permit the conversion.

Form 700	Page 1 of 5

Name of the converted entity	Envision Pharmaceutical Services, LLC

Jurisdiction of Formation	Ohio

The converted entity is a:
(Check Only (1) One Box)

☐	Domestic Corporation (For-Profit)	☐	Partnership

☐	Foreign Corporation (For-Profit or Nonprofit)	☐	Domestic Limited Partnership

☐	Domestic Nonprofit Limited Liability Company	☐	Foreign Limited Partnership

☐	Foreign Nonprofit Limited Liability Company	☐	Domestic Limited Liability Partnership

☒	Domestic For-Profit Limited Liability Company	☐	Foreign Limited Liability Partnership

☐	Foreign For-Profit Limited Liability Company

Effective Date	11/04/2013	(The conversion is effective upon the filing of this certificate or on a later date specified in the certificate)
(Optional)

Name and address of the person or entity that will provide a copy of the declaration of conversion upon written request.

Kimberly S. Kirkbride
Name

2181 E. Aurora Road
Mailing Address

Twinsburg	Ohio	44087
City	State	Zip Code

Required Information that must accompany conversion certificate if box 2 is checked

If the converting entity is a domestic or foreign entity that will not be licensed in Ohio, provide the name and address of the statutory agent upon whom any process, notice or demand may be served.

Name of Statutory Agent

Mailing Address

Ohio
City	State	Zip Code

☐  If the agent is an individual using a P.O. Box, check this box to confirm that the agent is an Ohio resident.

See instructions for additional filing requirements if
(1) the conversion creates a new domestic entity,
(2) the converted entity is a foreign entity that desires to transact business in Ohio; or
(3) if a domestic corporation or foreign corporation licensed in Ohio is the converting entity.

Form 700	Page 2 of 5

IN WITNESS WHEREOF, the conversion is authorized on behalf of the converting entity and that each person signing the certificate of conversion is authorized to do so.

Required
Must be signed by an	/s/ Kimberly S. Kirkbride
authorized representative.	Signature

By (if applicable)

Kimberly S. Kirkbride
Print Name

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name

Form 700	Page 3 of 5

Complete the information in this section.

AFFIDAVIT

In lieu of dissolution releases from various governmental authorities.

Envision Pharmaceutical Services, Inc.

Name of Corporation

The undersigned, being first duly sworn, declares that on the dates indicated below, each of the named state governmental agencies was advised IN WRITING of the scheduled date of filing of the Certificate and was advised IN WRITING of the acknowledgement by the corporation of the applicability of the provisions of section 1701.95 of the ORC.

Agency	Date Notified	Agency		Date Notified

Ohio Bureau of Workers'	10/17/2013	Ohio Job & Family Services		10/17/2013
Compensation		Status and Liability Section
30 W. Spring Street		Data Correspondence Control
Columbus, Ohio 43215		Fax:	614-752-4811
		Phone:	614-466-2319
*Only required for domestic for-profit corporations		Overnight:		Regular:
		P.O. Box 182413		P.O. Box 182413
		Columbus, OH 43218-2413		Columbus, OH 43218-2413

Agency	Date Notified	☒ The corporation is not required to pay or the department of taxation has not assessed any personal property tax.
Ohio Department of Taxation	10/17/2013
Taxpayer Services Division/Tax Release Unit
PO Box 182382
Columbus, OH 43218-2382
Dissolution@tax.state.oh.us
*Complete this date notified field only if the corporation is a domestic non-profit corporation or foreign corporation.
[see* note below]

*Note: Domestic for-profit corporations must submit with this filing a Certificate of Tax Clearance issued by the Ohio Department of Taxation.

Note: This affidavit must be signed by one or more persons executing the certificate or by an officer of the corporation.

Signature	/s/ Kimberly S. Kirkbride	Title	Treasurer

Kimberly S. Kirkbride
Name

2181 E. Aurora Road
Mailing Address

Twinsburg	Ohio	44087
City	State	Zip Code

Acknowledged before me and subscribed in my presence on	10/28/2013
Date

[SEAL]

	Theresa L. Moutz	Commission Expires	10/31/2017
Notary Public
	/s/ Theresa L. Moutz		Date

Form 700	Page 4 of 5

AFFIDAVIT OF PERSONAL PROPERTY

State of	Ohio

County of	Summit

Kimberly S. Kirkbride
Name of Officer

Treasurer	of	Envision Pharmaceutical Services, Inc.
Title of Officer		Name of Corporation

and that this affidavit is made in compliance with Section	1701.86(H)(1)	of the Ohio Revised Code.

That above-named corporation: (Check one (1) of the following)

☐	Has no personal property in any county in Ohio

☐	Is the type required to pay personal property taxes to state authorities only

☒	Has personal property in the following county (les)

Summit County

Signature:	/s/ Kimberly S. Kirkbride	Title:	Treasurer

Acknowledged before me and subscribed in my presence on	Date	10/28/2013

Seal

Theresa L. Moutz
Notary Public
/s/ Theresa L. Moutz

Expiration date of Notary Public's Commission	Date	10/31/2017

[SEAL]

Form 700	Page 5 of 5

[LOGO]	Department of Taxation	Taxpayer Services Division P.O. Box 182382 Columbus, Ohio 43218-2382 Phone: 888-405-4039 TTY/TDD: 800-750-0750 http://tax.ohio.gov

Date: October 17, 2013

Sonia K. Lowe
65 East State Street
Suite 2100
Columbus, OH 43215
USA

Re:	Certificate of Tax Clearance (D2)
ENVISION PHARMACEUTICAL SERVICES INC

Dear Taxpayer:

Enclosed is your requested Certificate of Tax Clearance. This certificate, when timely presented to the Ohio Secretary of State, will provide the necessary guarantee that all taxes administered by the tax commissioner that are required to be filed and paid to the Ohio Department of Taxation (Department) have been satisfied up to the issue date indicated on the certificate. This certificate does not preclude the Department from issuing a bill and/or assessment against the entity for any tax returns and tax liabilities that become due after the certificate issue date or as a result of an examination or audit for any period ending prior to the date of dissolution with the Ohio Secretary of State.

Additionally, to the extent the entity listed below is a member of a commercial activity tax combined or consolidated elected group for any portion of a tax period for which the CAT return and payment are not yet due, the entity remains responsible for supplying its taxable gross receipts to the primary filer prior to the due date of the CAT return and such taxable gross receipts must be included by the primary filer when filing their CAT return for this period.

The Certificate of Tax Clearance is valid for 30 days from the date of issuance as indicated on the enclosed certificate and must be filed along with all forms prescribed by the Ohio Secretary of State.

Tax Release Unit
P.O. Box 182382
Columbus, OH 43218-2382
Phone: 888-405-4039
Facsimile: 206-984-0378

Enclosure

[LOGO]

Form 533A Prescribed by:
Ohio Secretary of State

JON HUSTED
Ohio Secretary of State

Central Ohio: (614) 466-3910
Toll Free: (877) SOS-FILE (767-3453)
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov

Mail this form to one of the following:

Regular Filing (non expedite)
P.O. Box 670
Columbus, OH 43216

Expedite Filing (Two-business day processing
time requires an additional $100.00).
P.O. Box 1390
Columbus, OH 43216

Articles of Organization for a Domestic

Limited Liability Company

Filing Fee: $125

CHECK ONLY ONE (1) BOX

(1) ☒	Articles of Organization for Domestic For-Profit Limited Liability Company (115-LCA)	(2) ☐	Articles of Organization for Domestic Nonprofit Limited Liability Company (115-LCA)

Name of Limited Liability Company	Envision Pharmaceutical Services, LLC

Name must include one of the following words or abbreviations: “limited liability company,” “limited,” “LLC,” “L.L.C.,” “ltd.,” or “ltd”

Effective Date	11/04/2013	(The legal existence of the limited liability company begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing)
(Optional)	mm/dd/yyyy

This limited liability company shall exist for
(Optional)	Period of Existence

Purpose (Optional)

**Note for Nonprofit LLCs

The Secretary of State does not grant tax exempt status. Filing with our office is not sufficient to obtain state or federal tax exemptions. Contact the Ohio Department of Taxation and the Internal Revenue Service to ensure that the nonprofit limited liability company secures the proper state and federal tax exemptions. These agencies may require that a purpose clause be provided.

Form 533A	Page 1 of 3

ORIGINAL APPOINTMENT OF AGENT

The undersigned authorized member(s), manager(s) or representative(s) of

Envision Pharmaceutical Services, LLC
Name of Limited Liability Company

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is

Kimberly S. Kirkbride
Name of Agent

2181 E. Aurora Road
Mailing Address

Twinsburg	Ohio	44087
City	State	ZIP Code

ACCEPTANCE OF APPOINTMENT

The undersigned,	Kimberly S. Kirkbride	named herein as the statutory agent
Statutory Agent Name

for	Envision Pharmaceutical Services, LLC
Name of Limited Liability Company

hereby acknowledges and accepts the appointment of agent for said limited liability company

Statutory Agent Signature	/s/ Kimberly S. Kirkbride
Individual Agent's Signature/Signature on Behalf of Corporate Agent

☐           If the agent is an individual and using a P.O. Box, check this box to confirm that the agent is an Ohio resident.

Form 533A	Page 2 of 3

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required

Articles and original appointment of	/s/ Kimberly S. Kirkbride
agent must be signed by a member,	Signature
manager or other representative.

If authorized representative is an	By (if applicable)
individual, then they must sign in
the “signature” box and print their	Kimberly S. Kirkbride
name in the “Print Name” box.	Print Name

If authorized representative is a their
business entity, not an individual,
then please print the business name	Signature
in the “signature” box, an authorized
representative of the business entity
must sign in the “By” box and print	By (if applicable)
name in the “Print Name” box.

Print Name

Signature

By (if applicable)

Print Name

Form 533A	Page 3 of 3